                                                                   EXHIBIT 99.2






                   American Business Financial Services 1997-1

                 [$32,100,000] Class A-1 Fixed-Rate Certificates
                 [$20,600,000] Class A-2 Fixed-Rate Certificates
                 [$20,050,000] Class A-3 Fixed-Rate Certificates







The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the American Business Financial Services Mortgage Loan Trust 1997-1 transaction, and not by, or as agent for American Business Financial Services, Inc. ("ABFS" or the "Company") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Company. PSI makes no representations as to the accuracy of such information provided to it by the Company. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                   American Business Financial Services 1997-1


Summary of Transaction

This transaction is the fifth securitization for American Business Financial Services, Inc. ("ABFS" or the "Company") and its second public securitization. It is also the first securitization since ABFS listed on NASDAQ in February. The Company originates loans through two subsidiaries, Upland Mortgage ("Upland") and American Business Credit ("ABC"), both located in Bala Cynwyd, PA. Upland originates consumer purpose home equity loans and ABC originates business purpose home equity loans. Upland and ABC generally service the loans retained in their respective portfolios and will service the loans to be included in the securitization.

Three tranches of Class A Certificates will be offered. It is expected that the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates will have average lives of approximately [1.05 years], [3.05 years] and [6.67 years] (to call), respectively, based on a pricing speed of [23% HEP]. Interest will be paid on the 15th day of each month on a 30/360 basis. The transaction will feature a 10% cleanup call by the Servicer with a coupon stepup of 75 basis points should the cleanup call not be exercised.

This transaction features credit enhancement in the form of a 100% guaranty of timely payment of interest and eventual payment of principal from Financial Security Assurance, Inc. ("FSA"). The transaction will be rated AAA/Aaa by S&P and Moody's based on the guaranty from FSA. Beginning with an initial overcollateralization ("O/C") level of [3%], excess spread from the transaction will be used to pay down the Class A Certificates to an O/C target of [TBD%]. In addition, excess spread of approximately [] basis points will be available each month for credit enhancement.
















         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   American Business Financial Services 1997-1

Title of Securities:    American Business Financial Services Mortgage Loan
                        Trust 1997-1, Class A Fixed Rate Certificates, (the
                        "Certificates").

Collateral:             The collateral consists of business and consumer
                        purpose fixed-rate home equity loans.

Approximate Size:       [$72,750,000]

                                 Class A-1              Class A-2               Class A-3
                                 ---------              ---------               ---------
Approximate Face Amount:        [$32,100,000]           [$20,600,000]           [$20,050,000]

Average Life to Maturity:         [1.05 yrs.]             [3.05 yrs.]             [7.40 yrs.]

Average Life to 10% Call:         [1.05 yrs.]             [3.05 yrs.]             [6.67 yrs.]

Price:                            [ ]                     [ ]                     [ ]

Spread:                           [ ]                     [ ]                     [ ]

Coupon:                           [ ]                     [ ]                     [ ]

Step-up: 75 bps will be added to the coupon after the 10% clean-up call date.

Yield (CBE):                      [ ]                     [ ]                     [ ]

Pricing Speed:                    23% HEP                 23% HEP                 23% HEP

Day Count:                        30/360                  30/360                  30/360

Expected Maturity:                [04/15/99               08/15/01                12/15/11]

Expected Maturity to 10% Call:    [04/15/99               08/15/01                06/15/05]

Final Maturity:                   [02/15/10               02/15/12                08/15/28]



Payment Date:            The 15th day of each month or, if such day is not a
                         business day, the next succeeding business day, beginning on April 15, 1997.

Payment Delay:           14 days.

Interest Accrual
Period: Interest will accrue from the 1st day of the preceeding month until the 30th day of the preceeding month.

Pricing Date:            March [14], 1997

Settlement Date:         March [27], 1997

Servicer:                American Business Credit, Inc.

Servicing Fee:           50 basis points per annum.

Trustee:                 The Chase Manhattan Bank

Certificate Ratings:     The Certificates will be rated AAA/Aaa by Standard &
                         Poor's and Moody's.

Certificate Insurer:     Financial Security Assurance, Inc.  ("FSA"). FSA's
                         claims-paying ability is rated AAA/Aaa by Standard and Poor's and Moody's.

Certificate Insurance:   Timely payment of interest and eventual payment of
                         principal on the Certificates will be 100% guaranteed by FSA.

Cashflow Priority:       1) Repayment of unreimbursed Servicer advances;
                         2) Servicing fee;
                         3) Trustee fee;
                         4) FSA fee;
                         5) Repayment of unreimbursed Surety payments;
                         6) Accrued monthly interest for Class A
                            Certificateholders (pro-rata);
                         7) Monthly principal to the Class A Certificateholders
                            (sequential pay);
                         8) Excess cashflow to build over-collateralization
                            ("O/C"); and
                         9) Any remaining excess cashflow to the holders of
                            the Class R Certificates.

Credit Enhancement:      1) 100% wrap from FSA guaranteeing timely payment of
                            interest and eventual payment of principal.
                         2) Overcollateralization.
                         3) Excess monthly cash flow.

             THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

             THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
             COLLATERAL TERMSHEETS AND WILL BE SUPERSEDED BY THE
             COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   American Business Financial Services 1997-1



Overcollateralization:  The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the Certificates faster than the principal amortization of the respective collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the Collateral Pool over the principal balance of the related Certificates is created. Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event, the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

Overcollateralization
Levels (Approx.):       Initial O/C based on         O/C Target based on
                        original collateral          original collateral
                        balance:[TBD%]               balance:[TBD]

                        These O/C percentages are subject to step-downs beginning in month [30] if certain tests are met.

Pre-funding Account:    On the Settlement Date, an aggregate cash amount ("the
                        Pre-funded Amount"), which will equal approximately
                        [$25,000,000] will be deposited in a Pre-funding
                        Account. During the period ("the Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pre-funding Account is less than $100,000, (ii) the date on which any Servicer default occurs, or (iii) 90 days from the Settlement
                        Date, the Pre-funding Amount will remain in the Pre-funding Account. The Pre-funding Account will be reduced during the Funding Period by amounts used to purchase subsequent mortgages in accordance with the Pooling and Servicing Agreement. Any Pre-funded
                        Amount remaining at the end of the Funding Period (net of reinvestment income payable to the Class R
                        Certificateholders) will be distributed to the Class A
                        Certificateholders on the July 1997 Distribution Date as a partial prepayment of principal of such Certificates.

Clean-up Call:          The Servicer has the right to purchase the mortgage
                        loans from the Trust when the outstanding aggregate principal balance of the mortgage loans has declined to 10% or less of the initial aggregate principal balance of the mortgage loans plus the initial amount in the Pre-funding Account. The option to purchase the mortgage loans is at par plus 30 days' accrued interest.
                        If the Servicer does not exercise the Clean-up Call, the coupon on any outstanding Class A Certificates increases by 75 basis points.

ERISA
Considerations:         The Certificates will be not be ERISA eligible until
                        the completion of the Funding Period. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such certificates.

Taxation:               REMIC.





         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
         COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
         COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   American Business Financial Services 1997-1



Available Pool
Information:            As of February 28, 1997, the Initial Cutoff Date:

                        Loans:             698
                        Balance:           $38,887,811.52
                        WAC:               12.61%
                        WAM:               196 months (balloon loans to balloon
                                           date)
                        WA CLTV:           70.69%
                        % 1st Lien:        66.72%
                        % 2nd Lien:        31.73%


Prospectus:              The Certificates are being offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


Further Information:    Trading: Rob Karr or Greg Richter at (212) 778-2741,
                        Banking: Evan Mitnick (212) 778-7469
                        FSG:     Januar Laude at (212) 778-7176 or Jacqui
                                 Galdieri at (212) 778-2612.

COPIES OF PROSPECTUS:   PLEASE SEND AN E-MAIL WITH CLIENT'S NAME ADDRESS AND
                        PHONE NUMBER TO EVAN MITNICK AT: MITNICKE

















          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
          COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
          COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.




 CURRENT BALANCE: $32,100,000.00                                                                  DATED DATE: 03/01/97
          COUPON:  TBD                                     abfs71                              FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 3
ORIGINAL BALANCE: $32,100,000.00                 BOND A1 PRICE-YIELD TABLE                  YIELD TABLE DATE: 03/27/97

                                PREPAYMENT SPEED
           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.610       6.611       6.611       6.610       6.610       6.610
     99-24+        6.594       6.597       6.596       6.594       6.592       6.591
     99-25         6.578       6.584       6.581       6.577       6.575       6.573
     99-25+        6.562       6.570       6.567       6.561       6.558       6.555
     99-26         6.546       6.556       6.552       6.544       6.541       6.537
     99-26+        6.530       6.543       6.538       6.528       6.523       6.519
     99-27         6.514       6.529       6.523       6.511       6.506       6.501
     99-27+        6.498       6.516       6.508       6.495       6.489       6.483

     99-28         6.482       6.502       6.494       6.479       6.471       6.465
     99-28+        6.466       6.488       6.479       6.462       6.454       6.447
     99-29         6.450       6.475       6.465       6.446       6.437       6.428
     99-29+        6.435       6.461       6.450       6.430       6.420       6.410
     99-30         6.419       6.448       6.436       6.413       6.402       6.392
     99-30+        6.403       6.434       6.421       6.397       6.385       6.374
     99-31         6.387       6.420       6.407       6.380       6.368       6.356
     99-31+        6.371       6.407       6.392       6.364       6.351       6.338

    100-00         6.355       6.393       6.377       6.348       6.333       6.320
    100-00+        6.339       6.380       6.363       6.331       6.316       6.302
    100-01         6.323       6.366       6.348       6.315       6.299       6.284
    100-01+        6.307       6.353       6.334       6.299       6.282       6.266
    100-02         6.291       6.339       6.319       6.282       6.265       6.248
    100-02+        6.275       6.326       6.305       6.266       6.247       6.230
    100-03         6.259       6.312       6.290       6.250       6.230       6.212
    100-03+        6.244       6.298       6.276       6.233       6.213       6.194

    100-04         6.228       6.285       6.261       6.217       6.196       6.176
    100-04+        6.212       6.271       6.247       6.201       6.179       6.158
    100-05         6.196       6.258       6.232       6.184       6.161       6.140
    100-05+        6.180       6.244       6.218       6.168       6.144       6.122
    100-06         6.164       6.231       6.203       6.152       6.127       6.104
    100-06+        6.148       6.217       6.189       6.135       6.110       6.086
    100-07         6.132       6.204       6.174       6.119       6.093       6.068
    100-07+        6.117       6.190       6.160       6.103       6.076       6.050

First Payment      0.050       0.050       0.050       0.050       0.050       0.050
Average Life       1.050       1.244       1.156       1.020       0.967       0.920
Last Payment       2.050       2.550       2.300       1.967       1.883       1.717
Mod.Dur. @ 100-00  0.977       1.147       1.070       0.950       0.903       0.861


           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



 CURRENT BALANCE: $20,600,000.00                                                                  DATED DATE: 03/01/97
          COUPON:  TBD                                     abfs71                              FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 3
ORIGINAL BALANCE: $20,600,000.00                 BOND A2 PRICE-YIELD TABLE                  YIELD TABLE DATE: 03/27/97

                                PREPAYMENT SPEED
           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-23         7.030       7.029       7.030       7.030       7.030       7.031
     99-23+        7.024       7.024       7.024       7.024       7.024       7.024
     99-24         7.018       7.020       7.019       7.018       7.017       7.017
     99-24+        7.012       7.015       7.014       7.012       7.011       7.010
     99-25         7.006       7.010       7.008       7.006       7.004       7.003
     99-25+        7.001       7.005       7.003       7.000       6.998       6.996
     99-26         6.995       7.000       6.998       6.994       6.991       6.989
     99-26+        6.989       6.995       6.993       6.988       6.985       6.982

     99-27         6.983       6.990       6.987       6.981       6.978       6.975
     99-27+        6.977       6.986       6.982       6.975       6.972       6.968
     99-28         6.971       6.981       6.977       6.969       6.965       6.961
     99-28+        6.965       6.976       6.972       6.963       6.959       6.955
     99-29         6.959       6.971       6.966       6.957       6.952       6.948
     99-29+        6.954       6.966       6.961       6.951       6.946       6.941
     99-30         6.948       6.961       6.956       6.945       6.939       6.934
     99-30+        6.942       6.956       6.951       6.939       6.933       6.927

     99-31         6.936       6.952       6.945       6.933       6.926       6.920
     99-31+        6.930       6.947       6.940       6.927       6.920       6.913
    100-00         6.924       6.942       6.935       6.921       6.913       6.906
    100-00+        6.918       6.937       6.930       6.915       6.907       6.899
    100-01         6.912       6.932       6.924       6.908       6.900       6.892
    100-01+        6.907       6.927       6.919       6.902       6.894       6.885
    100-02         6.901       6.922       6.914       6.896       6.887       6.879
    100-02+        6.895       6.918       6.909       6.890       6.881       6.872

    100-03         6.889       6.913       6.903       6.884       6.875       6.865
    100-03+        6.883       6.908       6.898       6.878       6.868       6.858
    100-04         6.877       6.903       6.893       6.872       6.862       6.851
    100-04+        6.871       6.898       6.888       6.866       6.855       6.844
    100-05         6.866       6.893       6.882       6.860       6.849       6.837
    100-05+        6.860       6.889       6.877       6.854       6.842       6.830
    100-06         6.854       6.884       6.872       6.848       6.836       6.823
    100-06+        6.848       6.879       6.867       6.842       6.829       6.816

First Payment      2.050       2.550       2.300       1.967       1.883       1.717
Average Life       3.049       3.789       3.456       2.934       2.727       2.544
Last Payment       4.383       5.467       4.967       4.217       3.883       3.633
Mod.Dur. @  99-31  2.648       3.206       2.958       2.558       2.395       2.249


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
          COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
          COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



 CURRENT BALANCE: $20,048,000.00                                                                  DATED DATE: 03/01/97
          COUPON:  TBD                                     abfs71                              FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 3
ORIGINAL BALANCE: $20,048,000.00                 BOND A3 PRICE-YIELD TABLE                  YIELD TABLE DATE: 03/27/97

                                PREPAYMENT SPEED
           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-23         7.642       7.642       7.642       7.642       7.641       7.641
     99-23+        7.638       7.639       7.639       7.638       7.638       7.638
     99-24         7.635       7.637       7.636       7.635       7.635       7.634
     99-24+        7.632       7.634       7.633       7.632       7.631       7.630
     99-25         7.629       7.631       7.630       7.629       7.628       7.627
     99-25+        7.626       7.629       7.628       7.626       7.624       7.623
     99-26         7.623       7.626       7.625       7.622       7.621       7.620
     99-26+        7.620       7.623       7.622       7.619       7.618       7.616

     99-27         7.617       7.621       7.619       7.616       7.614       7.612
     99-27+        7.614       7.618       7.616       7.613       7.611       7.609
     99-28         7.611       7.615       7.613       7.610       7.607       7.605
     99-28+        7.607       7.613       7.611       7.606       7.604       7.602
     99-29         7.604       7.610       7.608       7.603       7.601       7.598
     99-29+        7.601       7.607       7.605       7.600       7.597       7.594
     99-30         7.598       7.605       7.602       7.597       7.594       7.591
     99-30+        7.595       7.602       7.599       7.594       7.590       7.587

     99-31         7.592       7.600       7.596       7.590       7.587       7.584
     99-31+        7.589       7.597       7.594       7.587       7.584       7.580
    100-00         7.586       7.594       7.591       7.584       7.580       7.577
    100-00+        7.583       7.592       7.588       7.581       7.577       7.573
    100-01         7.580       7.589       7.585       7.578       7.573       7.569
    100-01+        7.576       7.586       7.582       7.574       7.570       7.566
    100-02         7.573       7.584       7.580       7.571       7.567       7.562
    100-02+        7.570       7.581       7.577       7.568       7.563       7.559

    100-03         7.567       7.578       7.574       7.565       7.560       7.555
    100-03+        7.564       7.576       7.571       7.562       7.557       7.551
    100-04         7.561       7.573       7.568       7.558       7.553       7.548
    100-04+        7.558       7.570       7.565       7.555       7.550       7.544
    100-05         7.555       7.568       7.563       7.552       7.546       7.541
    100-05+        7.552       7.565       7.560       7.549       7.543       7.537
    100-06         7.549       7.563       7.557       7.546       7.540       7.534
    100-06+        7.546       7.560       7.554       7.542       7.536       7.530

First Payment      4.383       5.467       4.967       4.217       3.883       3.633
Average Life       6.665       8.247       7.523       6.403       5.934       5.524
Last Payment       8.217      10.133       9.217       7.883       7.300       6.800
Mod.Dur. @  99-31  5.018       5.877       5.498       4.865       4.585       4.331



      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

      THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
      COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
      COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------

     -  ABFS 1997-1
     -  Cut Off Date of Tape is  2/28/97
     -  FIXED RATE COLLATERAL
     -  $38,887,811.52
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     698

Aggregate Unpaid Principal Balance:                $38,887,811.52
Aggregate Original Principal Balance:              $38,976,322.46

Weighted Average Net Coupon:                              12.109%
Net Coupon Range:                               8.490% -  16.000%

Weighted Average Gross Coupon:                            12.609%
Gross Coupon Range:                             8.990% -  16.500%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $55,713.20
Average Original Principal Balance:                    $55,840.00

Maximum Unpaid Principal Balance:                     $360,000.00
Minimum Unpaid Principal Balance:                       $7,480.35

Maximum Original Principal Balance:                   $360,000.00
Minimum Original Principal Balance:                     $8,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat/Bln Date):     195.921
Stated Rem Term Range:                          33.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru Date):       1.165
Age Range:                                       0.000 -    7.000

Weighted Average Original Term (to Mat/Bln Date):         197.086
Original Term Range:                            36.000 -  360.000

Weighted Average Combined LTV:                             70.694
Combined LTV Range:                             5.670% -  90.000%

--------------------------------------------------------------------------------








       THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL
       SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

       THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
       COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
       COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                  Percentage of
                                                    Aggregate      Cut-Off Date
         Gross Mortgage                Number of      Unpaid          Aggregate
         Interest Rate                  Mortgage     Principal        Principal
             Range                       Loans        Balance          Balance

 8.75% -- Gross Coupon -- =  9.00%          1           97,746.46       0.25
 9.00% -- Gross Coupon -- =  9.25%          2          230,960.00       0.59
 9.25% -- Gross Coupon -- =  9.50%          9          597,330.00       1.54
 9.50% -- Gross Coupon -- =  9.75%         30        1,571,715.59       4.04
 9.75% -- Gross Coupon -- = 10.00%         30        2,148,362.18       5.52
10.00% -- Gross Coupon -- = 10.25%         46        2,541,092.16       6.53
10.25% -- Gross Coupon -- = 10.50%         40        2,609,966.99       6.71
10.50% -- Gross Coupon -- = 10.75%         21          750,005.47       1.93
10.75% -- Gross Coupon -- = 11.00%         52        2,631,733.26       6.77
11.00% -- Gross Coupon -- = 11.25%         28        1,490,885.28       3.83
11.25% -- Gross Coupon -- = 11.50%         33        1,969,705.50       5.07
11.50% -- Gross Coupon -- = 11.75%         29        1,371,320.56       3.53
11.75% -- Gross Coupon -- = 12.00%         35        2,181,407.90       5.61
12.00% -- Gross Coupon -- = 12.25%          8          532,899.94       1.37
12.25% -- Gross Coupon -- = 12.50%         34        1,805,519.92       4.64
12.50% -- Gross Coupon -- = 12.75%         11          732,340.55       1.88
12.75% -- Gross Coupon -- = 13.00%         32        1,784,800.17       4.59
13.00% -- Gross Coupon -- = 13.25%         24          823,695.68       2.12
13.25% -- Gross Coupon -- = 13.50%         19          898,221.15       2.31
13.50% -- Gross Coupon -- = 13.75%         10          206,555.99       0.53
13.75% -- Gross Coupon -- = 14.00%         41        1,243,788.72       3.20
14.00% -- Gross Coupon -- = 14.25%          1           55,000.00       0.14
14.25% -- Gross Coupon -- = 14.50%         20          845,549.44       2.17
14.50% -- Gross Coupon -- = 14.75%          1           23,963.18       0.06
14.75% -- Gross Coupon -- = 15.00%         11          397,274.01       1.02
15.00% -- Gross Coupon -- = 15.25%          2           73,862.82       0.19
15.25% -- Gross Coupon -- = 15.50%          3          119,600.00       0.31
15.50% -- Gross Coupon -- = 15.75%         34        2,551,252.17       6.56
15.75% -- Gross Coupon -- = 16.00%         87        6,216,244.99      15.99
16.00% -- Gross Coupon -- = 16.25%          2          301,589.99       0.78
16.25% -- Gross Coupon -- = 16.50%          2           83,421.45       0.21
----------------------------------------------------------------------------
Total..........                           698     $ 38,887,811.52     100.00%
============================================================================




                                  ORIGINAL TERM


                                                            Percentage of
                                          Aggregate          Cut-Off Date
                             Number of     Unpaid              Aggregate
                             Mortgage     Principal            Principal
      Original Term           Loans        Balance              Balance

 24 -- Orig. Term -- =  36        1           7,480.35           0.02%
 48 -- Orig. Term -- =  60       28         723,542.16           1.86%
 72 -- Orig. Term -- =  84       17         500,697.29           1.29%
 84 -- Orig. Term -- =  96        1          41,688.10           0.11%
108 -- Orig. Term -- = 120       93       2,546,200.19           6.55%
132 -- Orig. Term -- = 144        4         160,940.91           0.41%
168 -- Orig. Term -- = 180      369      23,277,407.80          59.86%
228 -- Orig. Term -- = 240      161       9,424,132.16          24.23%
348 -- Orig. Term -- = 360       24       2,205,722.56           5.67%
----------------------------------------------------------------------
Total............               698      38,887,811.52         100.00%
======================================================================





      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

      THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
      COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
      COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       REMAINING MONTHS TO STATED MATURITY


                                                             Percentage of
                                           Aggregate          Cut-Off Date
                              Number of     Unpaid              Aggregate
                              Mortgage     Principal            Principal
      Remaining Term            Loans       Balance              Balance

 24 -- Rem Term -- =  36          1           7,480.35           0.02%
 48 -- Rem Term -- =  60         28         723,542.16           1.86%
 72 -- Rem Term -- =  84         17         500,697.29           1.29%
 84 -- Rem Term -- =  96          1          41,688.10           0.11%
108 -- Rem Term -- = 120         93       2,546,200.19           6.55%
132 -- Rem Term -- = 144          4         160,940.91           0.41%
168 -- Rem Term -- = 180        369      23,277,407.80          59.86%
228 -- Rem Term -- = 240        161       9,424,132.16          24.23%
348 -- Rem Term -- = 360         24       2,205,722.56           5.67%
----------------------------------------------------------------------
Total............               698      38,887,811.52         100.00%
======================================================================




                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                    Number of     Unpaid          Aggregate
                                    Mortgage     Principal        Principal
 Original CLTV Ratio                  Loans       Balance          Balance

  5.000 -- CLTV -- =  10                 2          69,806.25       0.18
 10.000 -- CLTV -- =  15                 3          42,135.93       0.11
 15.000 -- CLTV -- =  20                 6         146,305.10       0.38
 20.000 -- CLTV -- =  25                 8         203,838.50       0.52
 25.000 -- CLTV -- =  30                10         447,948.68       1.15
 30.000 -- CLTV -- =  35                11         338,453.04       0.87
 35.000 -- CLTV -- =  40                18         847,737.38       2.18
 40.000 -- CLTV -- =  45                14         560,501.15       1.44
 45.000 -- CLTV -- =  50                33       1,695,749.14       4.36
 50.000 -- CLTV -- =  55                22       1,280,414.24       3.29
 55.000 -- CLTV -- =  60                35       2,328,385.12       5.99
 60.000 -- CLTV -- =  65                54       3,644,431.97       9.37
 65.000 -- CLTV -- =  70                75       4,076,499.00      10.48
 70.000 -- CLTV -- =  75                85       5,003,281.10      12.87
 75.000 -- CLTV -- =  80               150       8,936,077.98      22.98
 80.000 -- CLTV -- =  85                97       4,398,523.34      11.31
 85.000 -- CLTV -- =  90                75       4,867,723.60      12.52
--------------------------------------------------------------------------
Total....................              698    $ 38,887,811.52     100.00%
==========================================================================






          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
          COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
          COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                         ORIGINAL MORTGAGE LOAN AMOUNTS


                                                                 Percentage of
                                                   Aggregate      Cut-Off Date
            Original                Number of       Unpaid          Aggregate
          Mortgage Loan              Mortgage       Principal        Principal
        Principal Balance             Loans         Balance          Balance

     5,000 -- Balance -- =    10,000      11          107,090.94       0.28
    10,000 -- Balance -- =    15,000      49          648,576.50       1.67
    15,000 -- Balance -- =    20,000      59        1,089,055.94       2.80
    20,000 -- Balance -- =    25,000      69        1,617,745.77       4.16
    25,000 -- Balance -- =    30,000      58        1,618,927.40       4.16
    30,000 -- Balance -- =    35,000      52        1,714,902.57       4.41
    35,000 -- Balance -- =    40,000      60        2,305,191.41       5.93
    40,000 -- Balance -- =    45,000      43        1,866,923.19       4.80
    45,000 -- Balance -- =    50,000      30        1,449,639.43       3.73
    50,000 -- Balance -- =    55,000      30        1,593,456.35       4.10
    55,000 -- Balance -- =    60,000      27        1,582,436.01       4.07
    60,000 -- Balance -- =    65,000      30        1,894,389.02       4.87
    65,000 -- Balance -- =    70,000      18        1,239,046.26       3.19
    70,000 -- Balance -- =    75,000      12          868,399.97       2.23
    75,000 -- Balance -- =    80,000      13        1,018,747.93       2.62
    80,000 -- Balance -- =    85,000      12          999,371.60       2.57
    85,000 -- Balance -- =    90,000      17        1,497,423.09       3.85
    90,000 -- Balance -- =    95,000       7          653,147.29       1.68
    95,000 -- Balance -- =   100,000      15        1,478,735.39       3.80
   100,000 -- Balance -- =   105,000      11        1,135,014.50       2.92
   105,000 -- Balance -- =   110,000       7          757,550.34       1.95
   110,000 -- Balance -- =   115,000       3          337,500.00       0.87
   115,000 -- Balance -- =   120,000       4          475,532.25       1.22
   120,000 -- Balance -- =   125,000       5          612,150.00       1.57
   125,000 -- Balance -- =   130,000       3          384,000.00       0.99
   130,000 -- Balance -- =   135,000       4          536,166.33       1.38
   135,000 -- Balance -- =   140,000       4          551,805.65       1.42
   140,000 -- Balance -- =   145,000       4          572,791.85       1.47
   145,000 -- Balance -- =   150,000       5          743,949.47       1.91
   150,000 -- Balance -- =   200,000      20        3,523,428.17       9.06
   200,000 -- Balance -- =   250,000      13        3,049,716.90       7.84
   250,000 -- Balance -- =   300,000       1          285,000.00       0.73
   300,000 -- Balance -- =   350,000       1          320,000.00       0.82
   350,000 -- Balance -- =   400,000       1          360,000.00       0.93
---------------------------------------------------------------------------
Total....................                698     $ 38,887,811.52     100.00%
============================================================================









               THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

               THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
               COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          CURRENT MORTGAGE LOAN AMOUNTS

                                                                 Percentage of
                                                   Aggregate      Cut-Off Date
             Current                Number of       Unpaid          Aggregate
          Mortgage Loan              Mortgage       Principal        Principal
        Principal Balance             Loans         Balance          Balance

     5,000 -- Balance -- =    10,000      11          107,090.94       0.28
    10,000 -- Balance -- =    15,000      49          648,576.50       1.67
    15,000 -- Balance -- =    20,000      59        1,089,055.94       2.80
    20,000 -- Balance -- =    25,000      71        1,667,380.24       4.29
    25,000 -- Balance -- =    30,000      56        1,569,292.93       4.04
    30,000 -- Balance -- =    35,000      52        1,714,902.57       4.41
    35,000 -- Balance -- =    40,000      60        2,305,191.41       5.93
    40,000 -- Balance -- =    45,000      43        1,866,923.19       4.80
    45,000 -- Balance -- =    50,000      30        1,449,639.43       3.73
    50,000 -- Balance -- =    55,000      30        1,593,456.35       4.10
    55,000 -- Balance -- =    60,000      27        1,582,436.01       4.07
    60,000 -- Balance -- =    65,000      30        1,894,389.02       4.87
    65,000 -- Balance -- =    70,000      18        1,239,046.26       3.19
    70,000 -- Balance -- =    75,000      12          868,399.97       2.23
    75,000 -- Balance -- =    80,000      13        1,018,747.93       2.62
    80,000 -- Balance -- =    85,000      12          999,371.60       2.57
    85,000 -- Balance -- =    90,000      17        1,497,423.09       3.85
    90,000 -- Balance -- =    95,000       7          653,147.29       1.68
    95,000 -- Balance -- =   100,000      16        1,578,417.45       4.06
   100,000 -- Balance -- =   105,000      10        1,035,332.44       2.66
   105,000 -- Balance -- =   110,000       7          757,550.34       1.95
   110,000 -- Balance -- =   115,000       3          337,500.00       0.87
   115,000 -- Balance -- =   120,000       4          475,532.25       1.22
   120,000 -- Balance -- =   125,000       5          612,150.00       1.57
   125,000 -- Balance -- =   130,000       3          384,000.00       0.99
   130,000 -- Balance -- =   135,000       4          536,166.33       1.38
   135,000 -- Balance -- =   140,000       4          551,805.65       1.42
   140,000 -- Balance -- =   145,000       4          572,791.85       1.47
   145,000 -- Balance -- =   150,000       5          743,949.47       1.91
   150,000 -- Balance -- =   200,000      20        3,523,428.17       9.06
   200,000 -- Balance -- =   250,000      13        3,049,716.90       7.84
   250,000 -- Balance -- =   300,000       1          285,000.00       0.73
   300,000 -- Balance -- =   350,000       1          320,000.00       0.82
   350,000 -- Balance -- =   400,000       1          360,000.00       0.93
---------------------------------------------------------------------------
Total....................                698     $ 38,887,811.52     100.00%
============================================================================




                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                          Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

CT                         4                 493,000.00         1.27
DE                        25               1,890,464.69         4.86
FL                         2                 209,750.00         0.54
GA                        18               1,289,731.21         3.32
MD                        29               1,470,184.24         3.78
NC                        48               2,079,737.04         5.35
NJ                       195              11,182,211.15        28.76
NY                        38               2,642,097.45         6.79
PA                       307              15,965,468.05        41.06
VA                        32               1,665,167.69         4.28
--------------------------------------------------------------------------
Total...............     698            $ 38,887,811.52       100.00%
==========================================================================



               THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

               THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
               COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                              MORTGAGED PROPERTIES


                                                          Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single Family Detached           501        27,104,358.95      69.70
2-6 Family                        19         1,414,909.07       3.64
7+ Family                          2            81,780.27       0.21
Townhouses                       119         4,730,396.78      12.16
PUD                                2            76,500.00       0.20
Condominiums                       7           206,827.42       0.53
Commercial                         8           570,389.88       1.47
Mixed Use Properties              24         2,410,373.06       6.20
Multiple Properties               16         2,292,276.09       5.89
--------------------------------------------------------------------------
Total...............             698      $ 38,887,811.52     100.00%
==========================================================================


                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY


                                                          Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                       631    34,060,858.94          87.59
Investor                          38     1,698,910.28           4.37
Vacation/Second Home               2        35,000.00           0.09
Corporate                         11       800,766.21           2.06
Multiple Prop./Occupancy          16     2,292,276.09           5.89
--------------------------------------------------------------------------
Total..................          698  $ 38,887,811.52         100.00%
==========================================================================


                                  LIEN SUMMARY


                                                          Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                        357              25,947,369.45        66.72
2                        336              12,339,957.04        31.73
Multiple                   5                 600,485.03         1.54
--------------------------------------------------------------------------
Total...............     698            $ 38,887,811.52       100.00%
==========================================================================


                           LOAN SUMMARY STRATIFIED BY
                                  AMORTIZATION

                                                          Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                 577    28,791,628.58          74.04
Partially Amortizing             121    10,096,182.94          25.96
--------------------------------------------------------------------------
Total..................          698  $ 38,887,811.52         100.00%
==========================================================================

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
          COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
          COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                 BORROWER CLASS


                                                          Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

Business Loans           127               9,287,738.96        23.88
Home Equity Loans        571              29,600,072.56        76.12
--------------------------------------------------------------------------
Total...............     698            $ 38,887,811.52       100.00%
==========================================================================



                                   LOAN CLASS


                                                      Percentage of
                                     Aggregate        Cut-Off Date
                   Number of          Unpaid            Aggregate
                   Mortgage          Principal          Principal
                     Loans            Balance            Balance

COMMERCIAL               8              570,389.88         1.47
RESID. WITH BUSINESS    31            3,729,355.01         9.59
RESIDENTIAL            659           34,588,066.63        88.94
-----------------------------------------------------------------
Total..........        698         $ 38,887,811.52       100.00%
=================================================================







             THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

             THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
             COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
             COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.